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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of Earliest Event Reported): June 30 , 2004


                           MARKLAND TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

      000-28863                                            84-1331134
(Commission File Number)                    (IRS Employer Identification Number)


                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)





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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 5: OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Markland Technologies, Inc., a Florida corporation, is furnishing the text of the press release dated August 10, 2004 announcing preliminary un-audited revenue for the month of July 2004 as Exhibit 99.1.

ITEM 7: FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

Exhibit 99.1. August 10, 2004 Press Release.

ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Attached hereto as Exhibit 99.1 is financial information for Markland Technologies, Inc. for the month ended July 31, 2004, and forward-looking statements relating to 2004 and the first quarter of fiscal year 2005 as presented in a press release of August 10, 2004. The information in this report shall not be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The Press Release is filed herewith as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2004

                                        Markland Technologies, Inc.

                                        By: /s/ Kenneth Ducey, Jr.
                                            ---------------------------------
                                            Name: Kenneth Ducey, Jr.
                                            Title: President and Chief Executive
                                                   Officer


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EXHIBIT INDEX
Exhibit No.         Description
-------------       ------------------------------------------------------------
   99.1             Exhibit 99.1. April 19, 2004 Press Release